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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2005

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-27887               33-0846191
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 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)        Identification No.)

  1921 E. Alton Avenue, Santa Ana, California                  92705
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    (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01    Regulation FD Disclosure

             On January 19, 2005, Collectors Universe, Inc. issued a press release announcing that it restating and correcting its previously reported loss from discontinued operations and cumulative effect of accounting change in its statement of operations for its fiscal year ended June 30, 2003 as reported in its 2004 Annual Report on Form 10-K. The correction reclassifies the cumulative effect of an accounting change in the amount of $8,917,000 that was attributable to its discontinued operations, from the loss from discontinued operations to the cumulative effect of accounting change in fiscal 2003.

             As reported in its press release, this reclassification had no effect on: (i) the Company's previously reported income from continuing operations, net loss or cash flows for the fiscal year ended June 30, 2003, or
(ii) its previously reported income from continuing operations, net income or cash flows for the fiscal year ended June 30, 2004

             The restatement and correction is contained in a Form 10-K/A Amendment, filed earlier today, to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

             A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

             In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(c)     Exhibits. The following exhibit is being furnished pursuant to Item 9.01 above.

        Exhibit No.   Description
        -----------   -------------------------------------------------------
        99.1          Press Release issued January 19, 2005, announcing
                      restatement and correction of the loss from discontinued operations and the cumulative effect of an accounting change for the fiscal year ended June 30, 2003.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COLLECTORS UNIVERSE, INC.

Date:  January 19, 2005                         By: /s/  MICHAEL J. LEWIS
                                                    --------------------------
                                                    Michael J. Lewis,
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   ---------------------------------------------------------
99.1          Press Release issued January 19, 2005, announcing
              restatement and correction of the loss from discontinued operations and the cumulative effect of an accounting change for the fiscal year ended June 30, 2003.